SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                   May 9, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                              RESERVE BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Pennsylvania                     0-49696               23-3102103
-----------------------------          ----------        -----------------------
(State or other jurisdiction           (File No.)        (IRS Employer
 of incorporation)                                        Identification Number)


2000 Mt. Troy Road, Pittsburgh, Pennsylvania                            15212
--------------------------------------------                          ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (412) 322-6107
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                              RESERVE BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits
         -----------------------------------------

         (c) Exhibits:

             99.0     Press Release dated May 9, 2003

Item 9.  Regulation FD Disclosure
         ------------------------

     Information under this Item 9 is being provided pursuant to Item 12 - Results of Operations and Financial Condition in accordance with Release No. 34-47583. On May 9, 2003, the Registrant issued a press release to report earnings for the quarter ended March 31, 2003 and to report the declaration of a semi-annual cash dividend. A copy of the press release is furnished with this Form 8-K as an exhibit.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              RESERVE BANCORP, INC.



Date: May 9, 2003                             By: /s/ Richard A. Sinewe
                                                  ------------------------------
                                                  Richard A. Sinewe, President